UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2020, the Board of Directors of Standard Motor Products, Inc. (the “Company”) approved an amendment to Section 1 of the Company’s Restated By-Laws, effective April 8, 2020, to provide the Board of Directors more flexibility to designate the place, date and time of annual meetings of stockholders of the Company in light of the on-going COVID-19 pandemic and governmental responses thereto.

A copy of the Restated By-Laws of the Company is included as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

3.1	Restated By-Laws of Standard Motor Products, Inc.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ James J. Burke
James J. Burke
Chief Operating Officer

Date: April 9, 2020

Exhibit Index

Exhibit No.	Description

3.1	Restated By-Laws of Standard Motor Products, Inc.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.